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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 17, 2004

COMPUCREDIT CORPORATION
(Exact name of registrant as specified in its charter)

Georgia (State of Incorporation)	0-25751 (Commission File Number)	58-2236689 (IRS Employer Identification No.)

245 Perimeter Center Parkway, Suite 600, Atlanta, GA 30346
(Address of principal executive offices)

(770) 206-6200
(Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Ex. 99.1	News release reporting results for the three and twelve months ended December 31, 2003, issued by CompuCredit Corporation (the "Company") on February 17, 2004.

Item 12. Results of Operations and Financial Condition.

        All of the information furnished in Items 7 and 12 of this report, including the accompanying exhibit, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

        On February 17, 2004, the Company issued a press release reporting the financial results of the Company for the three and twelve months ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT CORPORATION.
By:	/s/ J.PAUL WHITEHEAD, III
Name:	J.Paul Whitehead, III
Title:	Chief Financial Officer

Dated: February 17, 2004

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURE